Exhibit 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                                 AMTRAN, INC.

          This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Amtran, Inc. (the "Company") made pursuant to the Prospectus, dated [ ], 2000 (the "Prospectus"), if certificates for Outstanding Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to midnight, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to First Security Bank, N. A. (the "Exchange Agent") as set forth below. Capitalized terms not defined herein in the Prospectus.

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                                       Delivery To: First Security Bank, N.A., Exchange Agent

By Mail or Overnight Courier            Facsimile Transmission Number                By Hand
First Security Bank, N.A.                  (801) 246-5053                   First Security Bank, N.A.
Corporate Trust Services                    (For Eligible                   Corporate Trust Services
79 South Main Street                      Institutions Only)                 Attention: Mr. Larry Montgomery
Salt Lake City, UT 84111                                                       Personal and Confidential
Attention: Mr. Larry Montgomery           Confirm by Telephone            c/o IBJ Schroder Bank
Personal and Confidential                   (801) 246-5822                      & Trust Company
                                                                             One State Street Plaza
(If by Mail, Registered or                                                   New York, NY 10004
Certified Mail Recommended)                                               Attention: Securities Window

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   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE,
        OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE OTHER THAN AS SET
              FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

          Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Outstanding Notes
Tendered:*

$_____________________________________  If Outstanding Notes will be delivered
Certificate Nos. (if available)         by book-entry transfer to The Depository
                                        Trust Company provide account number.


______________________________________
Total Principal Amount Represented by
Outstanding Notes Certificate(s):

                                        Account Number ________________________

$_____________________________________






_____________________________
      * Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


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                               PLEASE SIGN HERE

x__________________________________________________         ___________________
   Signature(s) of Owner(s) or Authorized Signatory                Date

Area Code and Telephone Number:________________________________________________

          Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please print name(s) and address(es)

Name(s):     __________________________________________________________________
             __________________________________________________________________
             __________________________________________________________________
             __________________________________________________________________

Capacity:
Address(es)  __________________________________________________________________
             __________________________________________________________________
             __________________________________________________________________


                                   GUARANTEE
                   (Not to be used for signature guarantee)

          The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Outstanding Notes tendered hereby in proper form for transfer or timely confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

_____________________________________         _________________________________
           Name of Firm                             Authorized Signature

_____________________________________         _________________________________
              Address                                       Title

____________________________________          Name:____________________________
                        Zip Code                      (Please Type or Print)

Area Code and Tel. No.______________          Date:____________________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.